FIRST AMENDMENT TO THE EMPLOYEE STOCK
                       OWNERSHIP PLAN AND TRUST AGREEMENT
                              OF DST SYSTEMS, INC.

     WHEREAS, DST Systems, Inc. ("DST") and UMB Bank, N.A. as sole trustee ("UMB") executed The Employee Stock Ownership Plan and Trust Agreement of DST Systems, Inc. (the "Plan") as of January 1, 1998.

     WHEREAS, Kansas City Southern Industries, Inc. ("KCSI"), a shareholder of DST, has formed FAM Holdings, Inc. ("FAM"), and KCSI has informed DST that KCSI plans to transfer ownership of its shares in DST to FAM.

     WHEREAS, DST finds it desirable to amend the Plan so that the transfer of KCSI's shares in DST to FAM does not constitute a "Change in Control of DST" as that term is defined in Section 14.01 of the Plan, and UMB agrees to such amendment.

         NOW, THEREFORE, DST and UMB agree that the Plan be amended as follows:

         1. Paragraph 14.01(b) is hereby deleted in its entirety and a new paragraph 14.01(b) added to read as follows:

                  (b) any "person" (as such term is used in Sections 13(d) and 14(d)2 of the Securities Exchange Act of 1934 (the "Exchange Act")) shall have become after the Effective Date, according to a public announcement or filing without the prior approval of the Board of Directors of DST, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of DST, representing thirty percent (30%) or more (calculated in accordance with Rule 13d-3) of the combined voting power of DST's then outstanding voting securities; PROVIDED, HOWEVER, that for purposes of this Section 14.01(b), the following shall not be deemed to be a "person": (i) KCSI (which on the Effective Date is the beneficial owner of approximately forty percent (40%) of the voting power of DST's then-outstanding voting securities) unless and until KCSI directly owns less than twenty percent (20%) of the common stock of its subsidiary, FAM Holdings, Inc., a Delaware corporation (the "FAM Spin-off") or KCSI ceases before the date of the FAM Spin-off to be the beneficial owner of at least thirty percent (30%) of the combined voting power of DST's then outstanding voting securities and subsequently becomes the beneficial owner of securities of DST representing thirty percent (30%) or more of the combined voting power of DST's then outstanding voting securities, and (ii) FAM Holdings, Inc. and its successors ("FAM") and any corporations (other than Berger Associates, Inc. and its successors, parents (other than FAM), and subsidiaries) which are, as of the date of the FAM Spin-off and at all times thereafter, wholly-owned subsidiaries of FAM, or part of an unbroken chain of corporations beginning with FAM, in which one hundred percent (100%) of the total combined voting power of each corporation (other than FAM) in such unbroken chain is owned by one or more of the other corporations in such chain ("FAM Corporations") unless and until, at any time after the transfer of DST's voting securities from KCSI to FAM or any FAM Corporations, FAM together with the FAM Corporations ceases to be the beneficial owner of at least thirty percent (30%) of the combined voting power of DST's then outstanding voting securities and subsequently becomes the beneficial owner of securities of DST representing thirty percent (30%) or more of the combined voting power of DST's then outstanding voting securities.

         2. Section 14.01(b) is effective as of the date of this amendment.

         3. Except as herein amended, the Plan is hereby ratified and confirmed.

         IN WITNESS WHEREOF, DST Systems, Inc. and UMB Bank, N.A. have executed this First Amendment as of this 9th day of July, 1998.

                                    DST SYSTEMS, INC.



                                    By /s/Kenneth V. Hager
                                    Kenneth V. Hager
                                    Vice President, Chief Financial Officer and
                                    Treasurer


                                    UMB BANK, N.A.
                                    By /s/Mark P. Herman
                                    Mark P. Herman
                                    Senior Vice President